                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 16, 2002
                                                         ----------------



                        Generex Biotechnology Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       000-25169              82-049021
         --------                       ---------              ---------
 (State or other jurisdiction         (Commission            (IRS Employer
       of Incorporation)               File Number)        Identification No.)



          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
          ---------------------------------------------------- -------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551



          (Former name or former address, if changed since last report)

Item 7.           Exhibits

*10.1 Amended and Restated Subscription, Joint Development and Operating Agreement dated January 15, 2002, between Elan Corporation, plc, Elan International Services, Ltd. and Generex Biotechnology Corporation and Generex (Bermuda), Ltd.

*10.2 Amended and Restated License Agreement dated January 15, 2002, between Elan Corporation, plc and Generex (Bermuda), Ltd.

*10.3 Amended and Restated License Agreement dated January 15, 2002, between Generex Biotechnology Corporation and Generex (Bermuda), Ltd.


* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GENEREX BIOTECHNOLOGY CORPORATION


Dated: May 3, 2002                   By: /s/ E. Mark Perri
                                     ----------------------------------
                                     E. Mark Perri, Chairman and CFO